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                                                                   EXHIBIT 10.23

                                    EXHIBIT A

                         TANDY BRANDS ACCESSORIES, INC.

                         1997 EMPLOYEE STOCK OPTION PLAN

     Section 1. Establishment. Tandy Brands Accessories, Inc., a Delaware corporation, hereby establishes the Tandy Brands Accessories, Inc. 1997 Employee Stock Option Plan (the "Plan") for officers and key employees of the Company. Options granted to an optionee under the Plan shall be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1996, as amended, or nonqualified options.

     Section 2. Purpose. The purpose of the Plan is to strengthen the ability of the Company (as hereinafter defined) to attract and retain senior executives and other key employees by providing a means for officers, management and other key employees of the Company to acquire a proprietary interest in the Company and a direct participation in the growth of the Company through ownership of common stock of Tandy Brands Accessories, Inc. The Plan will furnish additional incentive to those persons responsible for the successful management of the Company, and thereby serve as an incentive for long and short-term management objectives intended to enhance stockholders' investments in the Company.

     Section 3. Definitions.

             (a) "Board" means the Board of Directors of Tandy Brands Accessories, Inc.

             (b) "Change of Control" shall have the meaning set forth in Section 12(b) hereof.

             (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

             (d) "Committee" means the Compensation and Human Resources Committee of the Company or such other committee as may be designated by the Board to administer the Plan. The Committee shall consist of not less than two persons who are "non-Employee Directors" (as that term is defined in Rule 16(b)-3 (or any successor to such rule) promulgated under the Exchange Act) and who are also "outside directors" (as that term is defined under Section 162(m) of the Code and such Treasury regulations as may be promulgated thereunder). All members of the Committee will serve at the pleasure of the Board.

             (e) "Company" means, unless the context otherwise requires, Tandy Brands Accessories, Inc., a Delaware corporation, and its Subsidiaries, if any, or its successors.

             (f) "Date of Grant" means the date on which an Option is granted as determined in accordance with the rules set forth in Treasury regulation
     Section 1.421-7(c).


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             (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

             (h) "Fair Market Value" means the fair market value of the Stock, determined as follows:

                 (i) if the Stock is actively traded on any national securities exchange or is included on the National Market System of the National Association of Securities Dealers Automated Quotation System, Fair Market Value shall be the average of the high and low prices of the Stock as reported for the date the Option is granted or, if no sale of the Stock shall have been made on that day, the next preceding day on which there was a sale of Stock; or

                 (ii) if the price for the Stock is not reported in the manner described in subsection (i) above, Fair Market Value shall be determined by the Committee.

             (i) "Incentive Stock Option" means an Option granted under the Plan which is designated by the Committee as an incentive stock option and which complies with the requirements of Section 422 of the Code, as amended from time to time.

             (j) "Nonqualified Option" means an Option granted under the Plan which is not an Incentive Stock Option.

             (k) "Option" means an award granted by the Committee to an employee under the Plan in the form of a right to purchase Stock, evidenced by a Stock Option Agreement containing such provisions as the Committee may establish.

             (l) "Stock" means the common stock, $1.00 par value per share, of Tandy Brands Accessories, Inc.

             (m) "Stock Option Agreement" means the agreement, entered into between the Company and an optionee, evidencing an Option.

             (n) "Subsidiary" shall have the meaning set forth in Section 424(f) of the Code.

     Section 4. Administration. The Plan shall be administered by the Committee, which shall have the following powers:

             (a) As to each Option, the Committee shall have the full and final authority in its discretion to determine: (i) whether the Option shall be an Incentive Stock Option or a Nonqualified Option or both; (ii) the number of shares of Stock subject to each Option; (iii) the time or times at which Options shall be granted; (iv) the exercise price of the shares of Stock subject to each Option, which price shall not be less than the minimum price specified in Section 7 of this Plan; and (v) the time or times when each Option shall become exercisable and the duration of the exercise period, which shall not exceed the maximum period specified in Section 7.


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             (b) As to the Plan, the Committee shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Stock Option Agreements executed pursuant to Section 7, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, (iv) to make all determinations necessary or advisable in administering the Plan, and (y) to correct any defect, supply any omission and reconcile any inconsistency in the Plan.

             (c) The determination of the Committee on all matters relating to the Plan or any Stock Option Agreement shall be conclusive.

     Section 5. Eligibility.

             (a) Options may be granted only to employees of the Company who are officers or persons whose principal duties consist of supervising the work of other employees of the Company or who are otherwise key employees of the Company. A director, as such, shall not be considered an officer or employee for purposes of the Plan, but a person otherwise eligible to participate in the Plan shall not be disqualified by virtue of being a director of the Company. Neither the members of the Committee nor any member of the Board who is not an employee shall be eligible under the Plan.

             (b) No Incentive Stock Option may be granted to any individual who owns (subject to applicable ownership attribution rules of Section 424(d) of the Code and the regulations promulgated thereunder) Stock possessing ten percent (10%) or more of the total combined voting power or value of all classes of stock of Tandy Brands Accessories, Inc. or of any Parent (as such term is defined in Section 424(c) of the Code) or Subsidiary.

             (c) In selecting individual employees to whom Options shall be granted as well as in determining the number of shares of Stock subject to, and the conditions, type, terms and provisions of, each Option, the Committee shall seem such factors as are relevant to accomplish the purpose of the Plan as stated in Section 2.

     Section 6. Stock Available Under the Plan.

             (a) Subject to the provisions of Section 11 of this Plan the aggregate number of shares of Stock for which Options may be granted under the Plan shall not exceed 300,000 shares. The shares to be delivered upon exercise of Options shall be made available, at the discretion of the Committee, either from the authorized but unissued shares or from previously issued and reacquired shares of Stock held by the Company as treasury shares.

             (b) If an Option granted under this Plan shall expire or terminate unexercised as to any shares covered thereby, such shares shall thereafter be available for the granting of other Options under this Plan.



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     Section 7. Terms and Conditions of Options. Each Option granted under the
Plan shall be evidenced by a Stock Option Agreement in such form not inconsistent with the Plan as the Committee shall determine provided that such Stock Option Agreement clearly and separately identifies Incentive Stock Options and Nonqualified Options and that the substance of the following terms and conditions shall be included therein:

             (a) Exercise Price. The price at which each share of Stock covered by such Option may be purchased shall be determined by the Committee and shall not be less than One Hundred Percent (100%) of the Fair Market Value of the Stock on the Date of Grant.

             (b) Nontransferable. The portion of the Option that is an Incentive Stock Option and any right related thereto shall not be transferable by the optionee otherwise than by will or the laws of descent and distribution. The portion of an Option that is an Incentive Stock Option may be exercised, during the optionee's lifetime, only by the optionee or by the optionee's duly appointed guardian or personal representative. The portion of an Option that is a Nonqualified Option may be transferred subject to the Plan and the Stock Option Agreement evidencing such Option. In such case, references herein to the optionee shall include a permitted transferee.

             (c) Exercise of Option. Subject to subsections (e) and (f) below, the Option and any right related thereto, if exercisable by the optionee, may be exercised (subject however, to the provisions of Section 9) only if the optionee has been an employee of the Company at all times during the period beginning with the Date of Grant of the Option and ending on the day three (3) months before the date of such exercise; provided however, that in the case of an optionee who terminates employment with the Company due to total and permanent disability, the three (3) months shall be extended to twelve (12) months. Upon the retirement of any optionee, the Committee may in its discretion accelerate the dates at which remaining installments of Options may be exercised to the date of retirement, Options granted to an employee under the Plan shall not be affected by any change of duties or position so long as the optionee continues to be an employee of the Company.

             (d) Term of Options. No Option shall be exercisable after the expiration of ten (10) years from its Date of Grant.

             (e) Death of Optionee. In the event of the death of an optionee while the optionee is in the employ of the Company, any Option then held by the optionee shall be exercisable only within the twelve (12) months next succeeding such death, and then only by the executor or administrator of the optionee's estate or by the person or persons to whom the optionee's rights under the Option shall pass by the optionee's will or the laws of descent and distribution; provided that in no event shall an Option be exercisable more than ten (10) years after the Date or Grant.

             (f) Termination for Cause. In the event that any optionee shall be dismissed from the employ of the Company for any reason which, in the opinion of the Board (or


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     the Committee if so authorized by the Board), shall constitute good cause for dismissal, any Option held by such person at such time shall automatically terminate as of such dismissal. The decision of the Board (or the Committee if so acting) as to what shall constitute good cause for dismissal shall be final and binding upon all concerned.

             (g) Execution of Stock Option Agreement. After the effective date of the Plan (as set forth hereinafter), the Committee may grant Options pursuant to the Plan at any time. Within thirty (30) days after the Date of Grant, the Company shall notify the optionee of the grant of the Option, and submit to the optionee a Stock Option Agreement duly executed by and on behalf of the Company, with the request that the optionee execute and return the Stock Option Agreement within thirty (30) days thereafter. If the optionee shall fail to return the executed Stock Option Agreement within such thirty (30) day period, such person's Option shall automatically terminate.

     Section 8. Limitation on Incentive Stock Options.

             (a) Limitation on Grant. The aggregate Fair Market Value (determined as of the Date of Grant) of Stock with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year (under all such plans of the optionee's employer corporation and its parent and subsidiary corporations) shall not exceed One Hundred Thousand Dollars ($100,000). In the event the limits of this
     Section 8(a) would otherwise be exceeded, such Option to the extent of such excess, shall be deemed to be a Nonqualified Option.

             (b) Limitation on Disposition. To maintain special tax treatment for Incentive Stock Options, an optionee may not dispose of the Stock acquired pursuant to the exercise of an Incentive Stock Option within two
     (2) years from the Date of Grant nor within one (1) year after the optionee receives the Stock following exercise of the Incentive Stock Option. This limitation on disposal does not apply to Stock acquired pursuant to the exercise of an Incentive Stock Option after an optionee's death by his or her estate or heirs, as applicable, or to Stock acquired by the optionee pursuant to the exercise of an Incentive Stock Option prior to his or her death.

     Section 9. Exercise of Options and Payment.

             (a) Periods of Exercise. An Option shall be exercisable in whole or in part at such times as may be determined by the Committee and stated in the Stock Option Agreement; provided that no Option shall be exercisable before the first anniversary of the Date of Grant (except in the event of death, total and permanent disability or a Change of Control as set forth herein), and no Option shall be exercisable after the tenth (10th) anniversary of the Date of Grant. The Committee shall have the authority to prescribe upon the granting of an Option the schedule under which Options will become exercisable by each optionee and the conditions of any such exercise. Except as provided in Section 7, to the extent that any installment of an Option has become exercisable it may be exercised thereafter, until termination of the Option, in whole or in part at any time or from time to time.



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             (b) Notice of Exercise. An Option shall be exercised by written notice of exercise, in the form prescribed by the Committee, delivered to the Company in such manner as the Committee may designate. The notice shall specify the number of shares for which the Option is being exercised and whether the Option being exercised is an Incentive Stock Option or a Nonqualified Option. Each such exercise shall be irrevocable when given.

             (c) Payment. Payment for the shares shall be either in cash or, at the election of the optionee and subject to the approval of the Committee, by the delivery of Stock already owned by the optionee having an aggregate fair market value equal to the number of shares with respect to which such Option is exercised multiplied by the exercise price per share, or a combination of cash and Stock as the Committee may in its discretion approve; provided, that the Committee may, in the Stock Option Agreement, impose whatever restrictions it deems necessary or desirable with respect to the payment for shares by the delivery of Stock already owned by the optionee. The fair market value of Stock delivered in payment of the Option price shall be determined in the same manner as set forth in Section 3(h), except that such determination shall be made on the date of exercise of the Option. An Option shall be deemed exercised an the date such payment and the written notice of exercise contemplated by subsection (b) above are received by the Secretary of the Company.

             (d) Issuance of Certificates. An Option shall be exercisable for the purchase of shares of Stock only upon payment to the Company of the full purchase price of the Stock with respect to which the Option is exercised as provided elsewhere herein. However, the Company shall not be required to issue or deliver any certificates for shares of Stock purchased upon the exercise of an Option prior to: (i) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable; (ii) the completion of any registration or other qualification of such shares under any state or federal law or ruling or regulation of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable; and (iii) the determination by the Committee that the optionee has tendered to the Company any federal, state or local tax owed by the optionee as a result of exercising the Option, when the Company has or may have a legal liability to satisfy such tax. In addition, if Stock reserved for issuance upon the exercise of Options shall not then be registered under the Securities Act of 1933, the Company may, upon exercise of an Option, require the holder thereof to represent in writing that the shares being acquired are for investment and not with a view to distribution thereof, and may mark the certificate(s) for the shares with a legend restricting transfer and may issue stop transfer orders relating to such certificate(s) to the transfer agent. The Company shall not be liable for damages due to delay in the issuance or delivery of any stock certificate for any reason whatsoever. Furthermore, the Company shall not be liable to any optionee for refusing to deliver shares of Stock if such refusal is based upon the provisions of this Section 9(d).

             (e) Fractional Shares. The Company shall not be required to issue any fractional shares upon exercise of any Option, but in lieu thereof the Company shall pay


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     cash equal to the same fraction of the fair market value of one share of
     Stock (determined as provided in Section 3(h) on the date such Option is exercised).

     Section 10. Other Conditions.

             (a) Nothing contained in the Plan, any Option or any Stock Option Agreement shall confer upon any optionee any right with respect to continuance of employment by the Company, nor interfere in any way with the right of the Company to terminate the optionee's employment at will or change the optionee's compensation at any time.

             (b) No holder of an Option shall, by virtue of holding such Option, be entitled to any rights of a stockholder in the Company.

             (c) An optionee shall not be considered a record holder of any shares of Stock purchased pursuant to the exercise of an Option for any purpose until the date on which such Stock is registered in such optionee's name upon the stock records of the Company.

     Section 11. Adjustments Upon Changes in Stock.

             (a) In the event that the outstanding shares of Stock are hereafter increased or decreased or changed into or exchanged for a different number of shares or kind of shares or other securities of the Company or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of shares, or a dividend payable in Stock, the number and kind of shares reserved for issuance under the Plan, but not yet covered by an Option, shall be automatically adjusted to reflect such change. In addition, there shall be an appropriate adjustment in the number and kind of shares then subject to any Option, to the end that the optionee's proportionate interest shall be maintained as before the occurrence of such event, and such adjustment of outstanding Options shall be made with a corresponding adjustment in the exercise price per share; provided, however, that each such adjustment in the number and kind of shares subject to outstanding Options, including any adjustment in the exercise price, shall be made in such manner as not to constitute a modification as defined in Section 425 of the Code. The determination of any adjustment by the Committee shall be conclusive.

             (b) The grant of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate, sell, or transfer all or any part of its business or assets

     Section 12. Changes of Control; Acceleration of Right to Exercise.

             (a) Notwithstanding anything in the Plan or any Stock Option Agreement to the contrary, in the event a Change of Control occurs, each Option shall become exercisable, during the period beginning on the date of the occurrence of such Change of Control and ending on the sixtieth (60th) day following such date, for the purchase of the full number of shares of Stock subject to such Option.



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             (b) "Change of Control" shall mean the occurrence of any of the following events:

             (i) any "person" or "group" of persons, as such terms are used in Sections 13 and 14 of the Exchange Act, other than any employee benefit plan sponsored by the Company, becomes the "beneficial owner", as such term is used in Section 13 of the Exchange Act, of thirty percent (30%) or more of the outstanding shares of the Company's stock entitled to vote for the election of directors; or

             (ii) any shares of any class of the Company's stock are purchased pursuant to a tender or exchange offer other than an offer by the Company; or

             (iii) the dissolution or liquidation of the Company or the consummation of any merger or consolidation of the Company or any sale or other disposition of all or substantially all of its assets, if the stockholders of the Company immediately before such transaction own, immediately after consummation of such transaction, equity securities (other than options and other rights to acquire equity securities) possessing less than thirty percent (30%) of the voting power of the surviving or acquiring corporation.

     Section 13. Plan Amendments and Termination.

             (a) The Board may at any time terminate the Plan or make such amendments thereto as it shall deem advisable and in the best interests of the Company, without further action on the part of the stockholders of the Company, provided, however, that no such termination or amendment shall, without the consent of the individual to whom any Option shall theretofore have been granted, affect or impair the rights of such individual under such Option, and provided, further, any amendment shall be approved by the Stockholders of the Company if the amendment would:

             (1) increase the number of shares for which Incentive Stock Options may be issued under the Plan; or

             (2) modify the requirements as to eligibility to receive Incentive Stock Options under the Plan.

             (b) No Options shall be granted under the Plan after ten (10) years from the effective date of the Plan.

     Section 14. Effective Date.

     This Plan shall become effective immediately upon adoption by the Board; provided, however, no Option shall constitute an Incentive Stock Option unless the Plan is approved by the affirmative vote of a majority of the outstanding shares of the Company present and entitled to vote at a meeting of the stockholders at which a quorum is present within one (1) year before or after the Plan's approval by the Board. If the required stockholder approval is not received within such time period, any Incentive Stock Options awarded in the intervening period shall be


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deemed to be Nonqualified Options. The Board shall not adopt the plan until advised by counsel that all other applicable legal requirements incident to the establishment and operation of the Plan have been complied with.

     Section 15. No Liability for Good Faith Determinations. Neither the members of the Board nor any member of the Committee shall be liable for any act, omission or determination taken or made in good faith with respect to the Plan or any Option.

     Section 16. No Obligation to Exercise Option.

     The granting of an Option shall impose no obligation on the optionee to exercise such Option.

     Section 17. Restrictions Applicable to Named Executive Officers.

     The provisions of this Section 17 shall apply only to those executive officers (i) whose compensation is required to be reported in the Company's proxy statement pursuant to Item 402(a)(3)(i) and (ii) (or any successor thereto) of Regulation S-K (or any successor thereto) under the general rules and regulations under the Exchange Act and (ii) whose total compensation is determined by the Board to possibly be subject to the limitations on deductions imposed by Section 162(m) of the Code ("Named Executive Officers"). In the event of any inconsistencies between this Section 17 and the other Plan provisions as they pertain to Named Executive Officers, the provisions of this Section 17 shall control.

             (a) No amendment of this Plan with respect to any Named Executive Officer may be made which would (i) increase the maximum amount that can be paid to any one Participant pursuant to this Plan or (ii) modify the requirements as to eligibility for participation in this Plan, unless the Company's stockholders have first approved such amendment in a manner which would permit the deduction under Section 162(m) (or any successor thereto) of the Code of such payment in the fiscal year it is paid. The Board shall amend this Section 17 and such other provisions as it deems appropriate, to cause amounts payable to Named Executive Officers to satisfy the requirements of Section 162(m) (or any successor thereto) and the Treasury regulations promulgated thereunder.

             (b) Notwithstanding any provision of this Plan (including the provisions of this Section 17) to the contrary, the amount of compensation which a Named Executive Officer may receive with respect to Options which are granted hereunder is based solely on an increase in the value of the applicable shares of Stock after the date of grant of such Award. Thus, no Option may be granted hereunder to a Named Executive Officer with an exercise price less than the Fair Market Value of the shares of Stock on the date of grant. Furthermore, the maximum number of shares of Stock with respect to which Options may be granted hereunder to any Named Executive Officer during any calendar year may not exceed fifty thousand (50,000) shares, subject to adjustment as provided in Section 11 hereunder.



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                         EMPLOYEE STOCK OPTION AGREEMENT

                                 PURSUANT TO THE

         TANDY BRANDS ACCESSORIES, INC. 1997 EMPLOYEE STOCK OPTION PLAN

     THIS EMPLOYEE STOCK OPTION AGREEMENT (the "Agreement") is made this _____ day of ___________, 19___, between TANDY BRANDS ACCESSORIES, INC., a Delaware corporation (the "Company"), and _____________________ an employee of the Company or one or more of its subsidiaries (the "Employee").

                              W I T N E S S E T H:

     WHEREAS, the Company desires to carry out the purposes of the Tandy Brands Accessories, Inc. 1997 Employee Stock Option Plan (the "Plan") by affording Employee the opportunity to purchase shares of the common stock, $1.00 par value per share ("Common Stock"), of the Company.

     NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

     1. Grant of Option. The Company hereby grants to Employee the right and option (the "Option") to purchase an aggregate of __________ shares (the "Shares") of Common Stock. such Shares being subject to adjustment as provided in Paragraph 8 hereof, on the terms and conditions herein set forth. Of the Shares covered by this Option, ________ shares (the "ISO Shares") are subject to an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and ________ shares (the "NQO Shares") are subject to a Nonqualified Option.

     2. Purchase Price. The purchase price of the Shares shall be $___________ per Share, such purchase price being 100% of the Fair Market Value (as defined in the Plan) of the Shares on the date first appearing above (the "Date of Grant").

     3. Exercise of Option.

        A. ISO Shares: Unless expired as provided in Paragraph 5 below, and subject to the special provisions of Paragraph 6 below, the Option for ISO Shares may be exercised from time to time in whole or in part for not more than 20% of the entire number of ISO Shares at any time after the first anniversary of the Date of Grant, and an additional 20% of the total ISO Shares on or after each of the four (4) succeeding anniversaries of the Date of Grant

        B. NQO Shares: Unless expired as provided in Paragraph 5 below, and subject to the special provisions of Paragraph 6 below, the Option for NQO Shares may be exercised from time to time in whole or in part for not more than 20% of the entire



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     number of NQO Shares at any time after the first anniversary of the Date of
     Grant, and an additional 20% of the total NQO Share on or after each of the four (4) succeeding anniversaries of the Date of Grant.

        4. Manner of Exercise, Payment of Purchase Price.

        A. Subject to the terms and conditions of this Agreement, the Option shall be exercised by written notice to the Company at its principal office. Such notice shall state the election to exercise the Option and than specify the number of respective ISO Shares and NQO Share sought to be exercised pursuant to the notice. Such notice of exercise shall be signed by Employee and shall be irrevocable when given.

        B. The notice of exercise shall be accompanied by the full payment of the purchase price for the Shares. The purchase price may be paid in cash by certified or bank cashiers check, or, subject to approval of the Committee (as defined in the Plan), by the surrender of stock certificates representing Common Stock already owned by Employee having an aggregate fair market value on the date of exercise equal to the purchase price of the Shares, or by a combination of cash and Common Stock already owned by Employee. In the event Employee wishes to pay all or any portion of the purchase price by delivering shares of Common Stock. Employee shall, not less than fourteen (14) days prior to the date of exercise, give written notice to the Secretary of the Company requesting approval of such payment method, setting forth the particulars of the proposed payment method. The Committee shall approve, disapprove or modify the proposed payment method within fourteen (14) days of its receipt of the request. The failure of the Committee to respond to the request within the time period required shall be deemed an approval of Employee's proposed payment method.

        C. Upon receipt of the purchase price, and subject to the terms of Paragraph 11, the certificate or certificates representing the Shares purchased shall be registered in the name of the person or persons so exercising the Option. If the Option shall be exercised by Employee and, if Employee shall so request in the notice exercising the Option, the Shares shall be registered in the name of Employee and another person. as joint tenants with right of survivorship, and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised pursuant to Paragraph 7 hereof, by any person or persons other than Employee, such notice shall be accompanied by appropriate proof satisfactory to the Company of the right of such person or persons to exercise the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

     5. Expiration of Option. The Option shall expire and become null and void upon the happening of whichever of the following events shall first occur: (a) expiration of three (3) months after Employee ceases to be employed by the Company or any of its subsidiaries for any reason other than termination for cause, or due to death or total and permanent disability; (b) a period of twelve
(12) months shall have elapsed since Employee's death or total and permanent disability; (c) a period of ten (10) years shall have elapsed since the Date of Grant; or

(d) Employee's employment shall have been terminated for cause as determined by the Committee or the Board of Directors of the Company. Except as provided in Paragraph 6, only those portions of the Option exercisable as of the date of termination of Employee's employment may be exercised, whether such termination is by retirement or otherwise.

     6. Acceleration of Exercise Dates. Notwithstanding the provisions of Paragraph 3 above relating to the exercise of the Option in installments: (a) upon Employee's death or total disability this Option shall be immediately exercisable, until the expiration date provided in Paragraph 5 above, for the entire number of Shares covered hereby, (b) upon Employee's retirement, the Committee may, in its discretion, permit this Option to be immediately exercisable, until the expiration date provided in Paragraph 5 above, for the entire number of Shares covered hereby; and (c) upon any Change of Control of the Company (as defined in the Plan) this Option may be exercised for a period of sixty (60) days following the date of the Change of Control for the entire number of Shares covered hereby.

     7. Option Nontransferable. The portion of the Option that is an Incentive Stock Option and any right related thereto shall not be transferable by Employee otherwise than by will or the laws of descent and distribution. The portion of the Option that is an Incentive Stock Option may be exercised during Employee's lifetime, only by Employee or Employee's duly appointed guardian or personal representative. Upon the death of Employee, the Option may be exercised by Employee's executor, administrator, legatee or distributee as the case may be, in accordance with Paragraph 6. The portion of the Option that is a Nonqualified Option may be transferred subject to this Agreement, and the transferee may exercise such portion of the Option in accordance with Paragraph 3. References herein to the Employee shall include, where applicable, a permitted transferee.

     8. Adjustments of Shares Subject to Option. If the outstanding shares of Common Stock shall at any time be changed or exchanged by reason of reorganization, merger, consolidation recapitalization, reclassification, stock split, combination of share or a dividend Payable in stock, then the aggregate number of Shares subject to this Agreement and the purchase price of such Shares shall be automatically adjusted such that Employee's proportionate interest shall be maintained as before the occurrence of such event. The determination of any such adjustment by the Committee shall be final, binding and conclusive.

     9. No Contract. This Agreement does not constitute a contract for employment and shall not affect the right of the Company to terminate Employee's employment for any reason whatsoever.

     10. Rights as Stockholder. This Option shall not entitle Employee or any permitted transferee to any rights of a stockholder of the Company or to any notice of proceedings of the Company with respect to any Shares issuable upon exercise of this Option unless and until the Option has been exercised for such Shares and such Shares have been registered in the Employee's (or permitted transferee's) name upon the stock records of the Company.

     11. Restriction on Issuance of Shares. The Company shall not be required to issue or deliver any certificates for Shares purchased upon the exercise of an Option prior to: (i) the



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

obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable; (ii) the completion of any registration or other qualification of such Shares under any state or federal law or ruling or regulation of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable; and (iii) the determination by the Committee that Employee has tendered to the Company any federal, state or local tax owed by Employee as a result of exercising the Option when the Company has a legal liability to satisfy such tax. In addition, if the Common Stock reserved for issuance upon the exercise of Options shall not then be registered under the Securities Act of 1933, the Company may upon Employee's exercise of an Option, require Employee or his permitted transferee to represent in writing that the Shares being acquired are for investment and not with a view to distribution, and may mark the certificate for the Shares with a legend restricting transfer and may issue stop transfer orders relating to such certificate to the Company's transfer agent.

     12. Lapse of Option. This Agreement shall be null and void in the event Employee shall fail to sign and return a counterpart hereof to the Company within thirty (30) days of its delivery to Employee.

     13. Binding Effect. This Agreement shall be binding upon the permitted transferees, heirs, executors, administrators, and successors of the parties hereto.

     14. Governing Instrument and Law. This Option and any Shares issued hereunder shall in all respects be governed by the terms and provisions of the Plan, and by the laws of the State of Texas, and in the event of a conflict between the terms of this Agreement and the terms of the Plan (copy attached), the terms of the Plan shall control.

                                       TANDY BRANDS ACCESSORIES, INC.


                                       By:
                                          -----------------------------------
                                          Name:
                                               ------------------------------
                                          Title:
                                                -----------------------------

Accepted and Agreed:

EMPLOYEE:

                                          Date:
--------------------------------               ------------------------------

--------------------------------
Employee's Printed Name



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